When recorded return to:
Holland & Hart LLP
1800 Broadway, Suite 300
Boulder, CO 80302
Attention: Beat U. Steiner

SECOND AMENDMENT TO LEASE AND OPERATING AGREEMENT

          THIS SECOND AMENDMENT TO LEASE AND OPERATING AGREEMENT (this “Second Amendment”) is dated as of May 4, 2009 by and between INTRAWEST/WINTER PARK OPERATIONS CORPORATION, a Delaware corporation (“Intrawest”), and WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation (“WPRA”).

          A.          WHEREAS, WPRA and Intrawest entered into that certain Lease and Operating Agreement with an effective date of December 23, 2002, recorded on December 23, 2002, in the real estate records maintained by the of the Office of the Clerk and Recorder for Grand County, Colorado (the “Records”), at Reception No. 2002-14286, as amended by that certain Lease Exhibit Modification Agreement dated as of December 20, 2002, and recorded in the Records on December 23, 2002, at Reception No. 2002-014287, as further amended by that certain Amended and Restated Effective Date Certificate effective as of December 23, 2002, recorded in the Records on April 25, 2003, at Reception No. 2003-005109, as further amended by that certain Amended and Restated Lease Exhibits Modification Agreement with an effective date of December 23, 2002, recorded in the Records on April 25, 2003, at Reception No. 2003-005110, as further amended by that certain First Amendment to Lease and Operating Agreement dated as of July 2, 2004, recorded in the Records on July 9, 2004, at Reception No. 2004-008216 (the “First Amendment” and, collectively with the other documents referred to in this Recital, the “Lease Agreement”).

          B.          WHEREAS, WPRA and Intrawest Development Corp. entered into that certain Option Agreement with an effective date of December 23, 2002, recorded on December 23, 2002, in the Records at Reception No. 2002-041290, as amended by that certain Amendment No. 1 to Option Agreement also dated as of December 23, 2002, recorded in the Grand County Records on December 23, 2002, at Reception No. 2002-014291, and that certain Amendment No. 2 to Option Agreement also dated as of December 23, 2002, recorded in the Grand County Records on April 25, 2003, at Reception No. 2003-005112 (the “Original Option Agreement”).

          C.          WHEREAS, Intrawest Corporation, a corporation continued pursuant to the Canada Business Corporation Act (the “Original Intrawest Corporation”), executed a Guaranty Agreement dated December 23, 2002, in favor of WPRA to guaranty certain obligations, including the obligations of Intrawest Holdings under the Additional Consideration Agreement (the “Original Guaranty”).

A-1

          D.          WHEREAS, in October 2006, certain private equity funds (collectively, the “Fortress Funds”) managed and/or controlled by Fortress Investment Group, LLC, a Delaware limited liability company, formed an acquisition entity for the purpose of acquiring all of the stock of Intrawest Corporation. The acquisition was consummated on October 26, 2006, and Intrawest Corporation amalgamated with the acquiring entity to form Intrawest ULC, an Alberta unlimited liability company (“Intrawest ULC”), on October 27, 2006. Following the acquisition, Intrawest ULC restructured the ownership of its assets, as the result of which Intrawest U.S. Holdings Inc., a Delaware corporation (“Intrawest US Holdings”), became a wholly-owned subsidiary of Intrawest S.àr.l., a société à responsabilité limiteé, incorporated under the laws of Luxembourg (“Intrawest S.àr.l.”), directly wholly-owned by INTRAWEST HOLDINGS S.àr.l., a société à responsabilité limiteé, incorporated under the laws of Luxembourg, having its registered office at 16, avenue Pasteur, L-2310 Luxembourg, registered with the registry of trade and companies of Luxembourg under number R.C.S. B 120 197 and having a corporate capital of USD 2,505,500 (“Intrawest Holdings S.àr.l.”). Intrawest Holdings S.àr.l. also indirectly owns Intrawest ULC. As a result of a further reorganization that occurred in March 2007, Intrawest Holdings S.àr.l. is owned by Intrawest Cayman Limited Partnership, a partnership managed and/or controlled by the Fortress Funds. Subsequently, corporate restructurings completed on December 31, 2007 resulted in Intrawest US being owned fifty-nine percent (59%) by Intrawest S.àr.l. and forty-one percent (41%) by Intrawest Holdings S.àr.l. Intrawest Operations and Intrawest Development remain wholly-owned subsidiaries of Intrawest Holdings (as defined in the Lease Agreement), which is a wholly-owned subsidiary of Intrawest US Holdings. The corporate transactions described in this Recital are collectively referred to as the “Fortress Transaction.”;

          E.          WHEREAS, following the Fortress Transaction, Intrawest Holdings S.ar.l., and Intrawest US Holdings executed a Guaranty Agreement dated June 6, 2007, to replace the Original Guaranty (the “New Guaranty”), which, in reliance on the description of the Fortress Transaction and the organizational structure of the companies and their assets and other matters as contained in the information provided by Intrawest to WPRA, WPRA accepted.

          F.          WHEREAS, as a result of the Fortress Transaction, Intrawest Holdings and WPRA entered into an Amendment to Additional Consideration Agreement in the form set forth in Exhibit B attached hereto and made a part hereof (the “Additional Consideration Agreement Amendment”).

          G.          WHEREAS, on September 24, 2007, WPRA recorded the Winter Park Village Core Final Plat for Lot 4, the Village at Winter Park Resort Minor Subdivision.

          H.          WHEREAS, Intrawest Development Corp. exercised its option under the Original Option Agreement to purchase Lots B, C, D, E, F, G and N of Lot 4 (the “Village Core Parcels”), the Village at Winter Park Resort Minor Subdivision and assigned its option to purchase the Village Core Parcels to IW/WP Village Core Development Company, a Delaware limited liability company (“IW/WP Village Core”), and WPRA conveyed the Village Core Parcels to IW/WP Village Core pursuant to that certain Statutory Special Warranty Deed recorded in the Records on September 24, 2007 at Reception No. 2007010742.

          I.          WHEREAS, in order to correct the alignment of the lot lines of certain of the Village Core Parcels, and Lot 1 of Lot 4, the Village at Winter Park Resort Minor Subdivision, which is owned by WPRA (the “Lot Line Adjustment”), IW/WP Village Core deeded certain parcels of real property purchased by IW/WP Village Core as part of the Village Core Parcels, which are described on Exhibit A, attached hereto (the “Lot Line Adjustment Property”), back to WPRA pursuant to that certain Statutory Special Warranty Deed dated May 4, 2009 and recorded in the Records on May 6, 2009 and WPRA deeded certain parcels of real property to IW/WP Village Core.

          J.          WHEREAS, WPRA and Intrawest Development Corp. amended and restated the Original Option Agreement pursuant to that Amended and Restated Option Agreement dated January 15, 2008, and recorded on January 15, 2008, in the Records at Reception No. 2008000441.

          K.         WHEREAS, Intrawest has purchased the Zephyr Property as that term is defined in the First Amendment.

          L.          WHEREAS, Intrawest continues to operate the Rental Shop (as that term is defined in the First Amendment) in the Zephyr Property.

          M.         WHEREAS, pursuant to the terms of the First Amendment, WPRA agreed to allow intrawest to keep title to the Rental Shop until June 30, 2009.

          N.         WHEREAS, Intrawest has requested an extension of the time during which Intrawest may sell the Rental Shop to a third party, and WPRA has agreed to grant to Intrawest an extension of time to keep the Rental Shop and endeavor to sell it to a third party as set forth below.

          O.         WHEREAS, WPRA has determined that this Second Amendment to Lease has no adverse financial effect on the interests of the City and County of Denver (the “City”) for whom WPRA is an agent under the terms of that certain Supplemental Agreement No. VII between them dated October 4, 2002 as amended from time to time, and approved by City and County of Denver Ordinance No. 798, Series of 2002, for the reasons set forth in the First Amendment.

          P.          WHEREAS, WPRA and Intrawest wish to amend the Lease Agreement to reflect: (i) the replacement of the Original Guaranty with the New Guaranty; (ii) the Lot Line Adjustment; (iii) the Amended and Restated Option Agreement; and (iv) an extension of the time in which Intrawest must sell the Rental Shop.

          NOW, THEREFORE, in consideration of the covenants contained in the Lease Agreement, the mutual agreement of WPRA and Intrawest and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WPRA and Intrawest agree as follows:

           1.      Definitions. The definitions in the Lease Agreement shall be changed for all purposes as follows:

                    a.          The definition of Additional Consideration Agreement in Article I of the Lease Agreement shall be amended to refer to such agreement as amended by the Additional Consideration Agreement Amendment.

                    b.          The definition of Intrawest Corporation in Article I of the Lease Agreement shall be amended and restated in its entirety as follows:

“Intrawest Corporation” shall mean Intrawest Holdings S.àr.I., a société à responsabilité limitée, incorporated under the laws of Luxembourg, which is the ultimate parent entity of Intrawest US Holdings and Intrawest Holdings.

                    c.          The following definition shall be added to Article I of the Lease Agreement:

“Intrawest US Holdings” shall mean Intrawest U.S. Holdings, Inc., a Delaware corporation, which is the parent corporation of Intrawest Holdings.

                    d.          The definition of the term “Option Agreement” in Article I of the Lease Agreement shall be amended and restated in its entirety as follows:

“Option Agreement” shall mean that certain Amended and Restated Option Agreement by and between Landlord and Intrawest Development Corp. dated January 15, 2008 and recorded in the real property records of the Office of the Clerk and Recorder of Grand County, Colorado at Reception No. 2008000441, whereby Landlord and Intrawest Development Corp. have agreed that Intrawest Development Corp. shall have the option to purchase certain parcels of the Real Property upon the terms and conditions contained therein, as the same has been and hereafter may be amended from time to time.

                    e.          The definition of the term “Parent Guaranty” in Article I of the Lease Agreement shall be amended and restated in its entirety as follows:

“Parent Guaranty” shall mean that certain Guaranty Agreement dated June 6, 2007, between Intrawest Holdings S.ar.l, Intrawest US Holdings and WPRA, pursuant to which Intrawest Holdings S.ar.l. and Intrawest US Holdings have guaranteed certain of the obligations of Tenant under this Agreement, of Intrawest Holdings under the Additional Consideration Agreement, and Intrawest Development Corp. under the Option Agreement.

           2.      Guaranty. Section 5.7 of the Lease Agreement is hereby amended to add the words “and Intrawest US Holdings” after the words “Intrawest Corporation” in the title and body of such section.

           3.         Affiliate Lenders. Section 10.7(b) of the Lease Agreement is hereby amended to add the words “Intrawest US Holdings,” after the words “Intrawest Holdings” in clauses (i) and (iii) of such section.

           4.         Legal Opinions. Section 12.l(b)(ii) of the Lease Agreement is hereby amended in its entirety to read as follows:

“(ii) (A) United States legal counsel to Intrawest US Holdings has delivered its opinion in form and substance satisfactory to Landlord, addressed to the Landlord and the City, stating that the Parent Guaranty is the valid, binding and enforceable obligation of Intrawest US Holdings, enforceable in accordance with its terms, subject only to standard defenses of a nature as would apply under Colorado law; and (B) Luxembourg legal counsel to Intrawest Corporation shall have delivered, on or before May 18, 2009, its opinion in form and substance satisfactory to Landlord, addressed to the Landlord and the City, stating that the Parent Guaranty is the valid, binding and enforceable obligation of Intrawest Corporation, enforceable in accordance with its terms, subject only to standard defenses of a nature as would apply under Colorado law.”

           5.         Evidence of Corporate Authorization. The first sentence of Section 12.1(e)(iii) of the Lease Agreement is amended to read as follows:

“Landlord shall have received a copy of resolutions duly adopted by the boards of directors of Intrawest Corporation and Intrawest US Holdings authorizing the execution and delivery of the Parent Guaranty, duly certified, as of the date of the Parent Guaranty, by the secretary or assistant secretary of Intrawest Corporation and Intrawest US Holdings, as applicable.”

           6.         Notices. The notice addresses set forth in Section 18.11 of the Lease Agreement are hereby replaced with the following:

To Tenant:	Intrawest/Winter Park Operations Corporation
P.O. Box 36
85 Parsenn Road
Winter Park, Colorado 80482
Attention: Gary DeFrange
Facsimile No: ______________
Confirmation No.: 303 377 7113

And to:	Intrawest/Winter Park Operations
c/o Suite 800, Burrard Street
Vancouver, British Columbia V6C 3L6
Attention: Chief Legal Officer
And Corporate Treasurer
Facsimile No.: (604) 669-0605
Confirmation No.: (604) 669-9777

And to:	c/o 46th Floor
1345 Avenue of the Americas
New York, NY 10105
Attention: General Counsel
Facsimile No: ____________________
Confirmation No.: ________________

And to:	Jacobs Chase Frick Kleinkopf & Kelley, LLC
1050 Seventeenth Street, Suite 1500
Denver, Colorado 80265
Attention: Robert P. Detrick
Facsimile No.: (303) 685-4869
Confirmation No.: (303) 685-4800

To WPRA:	Winter Park Recreational Association
c/o Triton Investment Company
1490 Lafayette Street, Suite 404
Denver, Colorado 80218
Attention: Don Bailey
Facsimile No.: (303) 830-7851
Confirmation No.: (303) 830-3500

With copies to:	Holland & Hart LLP
One Boulder Plaza
1800 Broadway, Suite 300
Boulder, CO 80302
Attention: Beat U. Steiner
Facsimile No.: (303) 473-2720
Confirmation No.: (303) 473-2736

And to:	Denver City Attorney’s Office
City and County of Denver
1437 Bannock Street, Room 353
Denver, Colorado 80202-5375
Attention:. Supervisor of Land Use and Revenue
Facsimile No.: (720) 913-3180

            7.        Lot Line Adjustment Property. Landlord and Tenant hereby agree that the Lot Line Adjustment Property is subject to the Lease Agreement, and subject to the terms and conditions set forth in the Lease Agreement, from and after the date the same is conveyed from TW/WP Village Core to WPRA, Landlord hereby leases to Tenant the Lot Line Adjustment Property and Tenant hereby leases the same from Landlord.

           8.         Additional Leased Assets. The provisions of Section 2.5 of the Lease Agreement added by Section 2 of the First Amendment are amended as follows:

          Notwithstanding anything to the contrary in Section 2.5 of the Lease, upon payment by Intrawest to WPRA of Five Thousand Dollars ($5,000), for the period from June 15, 2009 through the earliest to occur of (i) the sale of the portion of the Zephyr Property occupied by the Rental Shop to a third party, (ii) June 30, 2010 (the “Expiration Date”), and (iii) immediately prior to termination of the Lease, the term “Additional Leased Assets” when used in Section 2.5 shall not include the portion of the Zephyr Property occupied by the Rental Shop. Provided there is then no Event of Default by Intrawest or event which with the passing of time of giving of notice or both would constitute an Event of Default by Intrawest, Intrawest shall have the right to extend the Expiration Date for two additional one year periods upon giving notice to WPRA of its intent to extend the Expiration Date not less than sixty (60) days prior to the Expiration Date together with a payment of Ten Thousand Dollars ($10,000) for the first extension, and Twenty Thousand Dollars ($20,000) for the second extension. In no event may the Expiration Date be extended beyond June 30, 2012. To the extent that Intrawest owns any of the Zephyr Property on or after the Expiration Date, it shall be Additional Leased Assets for purposes of Section 2.5 to the extent such property would constitute property used in Resort Operations.

          13.          Defined Terms. Any capitalized terms contained in this Second Amendment that are not defined herein shall have the meaning ascribed to them in the Lease Agreement.

          14.          No Further Changes. All other terms and conditions of the Lease Agreement (including, without limitation, the First Amendment) remain in full force and effect.

[THE REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

          The parties have executed this Second Amendment to Lease and Operating Agreement to be effective the day and year first above written.

WINTER PARK RECREATIONAL ASSOCIATION,
a Colorado nonprofit corporation

By:	/s/ Don Bailey
Don Bailey, President

STATE OF COLORADO	)
) ss
CITY AND COUNTY OF DENVER	)

          The foregoing instrument was acknowledged before me this 21st day of April, 2009 by Don Bailey, as President of WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation.

          WITNESS my hand and official seal.

          My commission expires: October 23, 2011

/s/ Beat U. Steiner
Notary Public

INTRAWEST/WINTER PARK OPERATIONS
CORPORATION, a Delaware corporation

By:	/s/ Gary DeFrange
Name:	Gary DeFrange
Title:	Vice President

STATE OF COLORADO	)
) ss
COUNTY OF GRAND	)

          The foregoing instrument was acknowledged before me this 24th day of April 2009 by Gary DeFrange, as Vice President of INTRAWEST/WINTER PARK OPERATIONS CORPORATION, a Delaware corporation.

WITNESS my hand and official seal.	My Commission Expires 11/01/2012

My commission expires:	/s/ [illegible]

Notary Public

Exhibit A
to
Second Amendment to Lease and Operating Agreement

Lot Line Adjustment Property

The real property located in the County of Grand and State of Colorado described as all those portions of Lot G, Exemption No. 1 Winter Park Village Core, Town of Winter Park, County of Grand, State of Colorado, according to the plat thereof recorded on or about the date of this Second Amendment to Lease and Operating Agreement that were not previously conveyed from WPRA to IW/WP Village Core pursuant to that certain Special Warranty Deed dated September 18, 2007, and recorded in the real property records of the Clerk and Recorder of Grand County, Colorado at Reception No. 2007010742.

Exhibit B
to
Second Amendment to Lease and Operating Agreement

AMENDMENT TO ADDITIONAL CONSIDERATION AGREEMENT

          THIS AMENDMENT TO ADDITIONAL CONSIDERATION AGREEMENT (this “Amendment”) is dated as of_________, 2009 by and between INTRAWEST/WINTER PARK HOLDINGS CORPORATION, a Delaware corporation (“Intrawest Holdings Corp.”), and WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation (“WPRA”), for itself and as agent for the City and County of Denver, a Colorado municipal corporation.

          Q.          WHEREAS, WPRA and Intrawest Holdings Corp. entered into that certain Additional Consideration Agreement dated December 23, 2002, (the “Additional Consideration Agreement”).

          R.          WHEREAS, Intrawest Corporation, a corporation continued pursuant to the Canada Business Corporation Act (“Intrawest Corporation”), executed a Guaranty Agreement dated December 23, 2002, in favor of WPRA to guaranty certain obligations, including the obligations on Intrawest Holdings Corp. under the Additional Consideration Agreement (the “Original Guaranty”),

          S.          WHEREAS, in October 2006, certain private equity funds managed by Fortress Investment Group LLC, a Delaware limited liability company formed an acquisition entity for the purpose of acquiring all of the stock of Intrawest Corporation and through a restructuring of asset ownership, from October 2006 to March 2007, in conjunction with the acquisition (the “Fortress Transaction”), Intrawest U.S. Holdings Inc., a Delaware corporation (“Intrawest US Holdings”), which wholly-owns Intrawest Holdings Corp., became a wholly-owned subsidiary of Intrawest S.àr.l., a société à responsbilité limitée, incorporated under the laws of Luxembourg and directly wholly-owned by Intrawest Holdings S.àr.l., a société à responsabilité limitée, incorporated under the laws of Luxembourg, (“Intrawest Holdings S.àr.l”)(59%) and Intrawest Holdings S.àr.l. (41%); and

          T.          WHEREAS, following the Fortress Transaction, Intrawest Holdings S.ar.l., and Intrawest US Holdings executed a Guaranty Agreement dated June 6, 2007, to replace the Original Guaranty (the “New Guaranty”).

          U.          WHEREAS, WPRA and Intrawest Holdings Corp. wish to amend the Additional Consideration Agreement to reflect the replacement of the Original Guaranty with the New Guaranty.

          NOW, THEREFORE, in consideration of the covenants contained in the Additional Consideration Agreement, the mutual agreement of WPRA and Intrawest Holdings Corp. and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, WPRA and Intrawest Holdings Corp. agree as follows:

          15.          Recitals.

                         a.          The following sentence shall be added to the fourth recital of the Additional Consideration Agreement:

              “The guaranty agreement from Intrawest Corp. has been replaced by a Guaranty Agreement dated June 6, 2007, from Intrawest Holdings S.àr.l., a société à responsabilité limitée, incorporated under the laws of Luxembourg, and Intrawest U.S. Holdings, Inc., a Delaware corporation, to WPRA, which guarantees, among other obligations, the payment obligations of Intrawest Holdings Corp. under this Agreement.”

          16.          Notices. The notice addresses set forth in Section 12 of the Additional Consideration Agreement are hereby replaced with the following:

To Intrawest Holdings Corp.:	Intrawest Corporation
c/o Suite 800, Burrard Street
Vancouver, British Columbia V6C 3L6
Attention: Chief Legal Officer And Corporate Treasurer
Facsimile No.: (604) 669-0605
Confirmation No.: (604) 669-9777

And to:	Jacobs Chase Frick Kleinkopf & Kelley, LLC
1050 Seventeenth Street, Suite 1500
Denver, Colorado 80265
Attention: Robert P. Detrick
Facsimile No.: (303) 685-4869
Confirmation No.: (303) 685-4800

To WPRA:	Winter Park Recreational Association
c/o Triton Investment Company
1490 Lafayette Street, Suite 404
Denver, Colorado 80218
Attention: Don Bailey
Facsimile No.: (303) 761-3377
Confirmation No.: (303) 839-3500

With copies to:	Winter Park Recreational Association
c/o Elizabeth Orr, Secretary
1201 William Street, 13C
Denver, Colorado 80218

and

Denver City Attorney’s Office
1437 Bannock Street, Room 353
Denver, Colorado 80202-5375
Attention: Supervisor of Land Use and Revenue
Facsimile No.: (720) 913-3180
Confirmation No.: (720) 913-3280

and

Holland & Hart LLP
One Boulder Plaza
1800 Broadway, Suite 300
Boulder, CO 80302
Attention: Beat U. Steiner
Facsimile No.: (303) 473-2720
Confirmation No.: (303) 473-2736

          17.          Defined Terms. Any capitalized terms contained in this First Amendment that are not defined herein shall have the meaning ascribed to them in the Additional Consideration Agreement.

          18.          No Further Changes. All other terms and conditions of the Additional Consideration Agreement remain in full force and effect.

          The parties have executed this Amendment to Additional Consideration Agreement to be effective the day and year first above written.

WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation

By:
Don Bailey, President

STATE OF COLORADO	)
) ss
CITY AND COUNTY OF DENVER	)

          The foregoing instrument was acknowledged before me this _____ day of ___________, 2009 by Don Bailey, as President of WINTER PARK RECREATIONAL ASSOCIATION, a Colorado nonprofit corporation.

          WITNESS my hand and official seal.

My commission expires:

Notary Public

INTRAWEST/WINTER PARK HOLDINGS CORPORATION, a Delaware corporation

By:
Name:
Title:

STATE OF ________________	)
) ss
COUNTY OF ______________	)

          The foregoing instrument was acknowledged before me this ____ day of ____________, 2009 by ____________________, as _____________ of INTRAWEST/WINTER HOLDINGS CORPORATION, a Delaware corporation.

          WITNESS my hand and official seal.

My commission expires:

Notary Public